UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) July 13, 2015

FRESH HEALTHY VENDING INTERATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-177305	45-2511250
(Commission File Number)	(IRS Employer Identification No.)

9605 Scranton Road, Suite 801, San Diego, California 92121
(Address of Principal Executive Offices)

858-210-4200
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On July 13, 2015, the Board of Directors and the majority shareholder of Fresh Healthy Vending International, Inc. (the "Company") approved an amendment to the Company's 2013 Equity Incentive Plan ("Plan") to increase the number of shares of the Company's common stock available for awards under the Plan from 2,600,000 to 4,000,000.  A copy of the amendment is included with this 8-K as Exhibit 4.1.

ITEM 9.01                          Financial Statements and Exhibits
(d) Exhibits
Exhibit No.                          Description

4.1	Amendment No. 1 to the Fresh Healthy Vending International, Inc. 2013 Equity Incentive Plan effective July 13, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:  July 17, 2015
Fresh Healthy Vending International, Inc.

        /s/Arthur S. Budman
By: Arthur S. Budman
Chief Executive Officer and Chief Financial Officer